EXHIBIT 10.2

NINTH AMENDMENT TO CREDIT AGREEMENT,
FOURTH AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT (CREST ENTITIES), AND FIFTH AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT (NON-CREST ENTITIES)

This NINTH AMENDMENT TO CREDIT AGREEMENT, FOURTH AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT (CREST ENTITIES) AND FIFTH AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT (NON-CREST ENTITIES) (this “Amendment”) is entered into, as of September 13, 2011, by Cheniere Common Units Holding, LLC, a Delaware limited liability company (the “Borrower”), the Loan Parties, the Guarantors and the Grantors (each as defined in the Credit Agreement referenced below), the Lenders party hereto and The Bank of New York Mellon, as administrative agent (in such capacity and together with its successors, the “Administrative Agent”) and as collateral agent (in such capacity and together with its successors, the “Collateral Agent”).

All capitalized terms used in this Amendment and not otherwise defined herein have the meanings ascribed to such terms in the Credit Agreement (as defined below).
Preliminary Statements
A.    The Borrower has entered into that certain Credit Agreement, dated as of August 15, 2008, by and among the Borrower, the Administrative Agent, certain affiliates of the Borrower signatory thereto and the Lenders from time to time party thereto (as amended by that certain First Amendment to Credit Agreement, dated as of September 15, 2008, Second Amendment to Credit Agreement, dated as of December 31, 2008, Third Amendment to Credit Agreement, dated as of April 3, 2009, Fourth Amendment to Credit Agreement, dated as of April 9, 2009, Amendment No. Four-A to Credit Agreement, dated as of April 27, 2009, Amendment No. Four-B to Credit Agreement, dated as of April 28, 2009, Amendment No. Four-C to Credit Agreement, dated as of June 23, 2009, Amendment No. Four-D to Credit Agreement, dated as of June 29, 2009, Fifth Amendment to Credit Agreement, dated as of September 17, 2009, Sixth Amendment to Credit Agreement, dated as of June 24, 2010, Seventh Amendment to Credit Agreement dated as of November 3, 2010 and Eighth Amendment to Credit Agreement dated as of December 9, 2010, as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
B.    In connection with the Credit Agreement, Borrower and certain of its affiliates have entered into that certain Guarantee and Collateral Agreement (Non-Crest Entities), dated as of August 15, 2008 (as amended by the First Amendment to Guarantee and Collateral Agreement (Non-Crest Entities) dated as of December 31, 2008, Second Amendment to Guarantee and Collateral Agreement (Non-Crest Entities) dated as of December 31, 2008, Third Amendment to Guarantee and Collateral Agreement (Non-Crest Entities) dated as of April 3, 2009 and Fourth Amendment to Guarantee and Collateral Agreement dated as of September 17, 2009, as further amended, restated, supplemented or otherwise modified from time to time, the “Non-LNG Entities Guarantee and Collateral Agreement”);

C.    In connection with the Credit Agreement, certain affiliates of Borrower have entered into that certain Guarantee and Collateral Agreement (Crest Entities), dated as of August 15, 2008 (as amended by the First Amendment to Guarantee and Collateral Agreement (Crest Entities) dated as of December 31, 2008, Second Amendment to Guarantee and Collateral Agreement (Crest Entities) dated as of December 31, 2008 and Third Amendment to Guarantee and Collateral Agreement (Crest Entities) dated as of September 17, 2009, as the same may be amended, restated, supplemented or otherwise modified from time to time, the “LNG Entities Guarantee and Collateral Agreement”);

D.    The Loan Parties, the Guarantors, the Grantors, the Administrative Agent, the Collateral Agent and the Lenders desire to amend the Credit Agreement, the Non-LNG Entities Guarantee and Collateral Agreement and the LNG Entities Guarantee and Collateral Agreement as set forth herein; and
E.    Subject to certain conditions as set forth herein, the Loan Parties, the Guarantors, the Grantors, the Administrative Agent, the Collateral Agent and the Lenders are willing to agree to the amendments to the Credit Agreement, the Non-LNG Entities Guarantee and Collateral Agreement and the LNG Entities Guarantee and Collateral Agreement as set forth herein.
NOW THEREFORE, in consideration of the premises and the agreements and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Loan Parties, the Guarantors, the Grantors, the Administrative Agent, the Collateral Agent and the Lenders hereby agree as follows:

1.	Amendments to Credit Agreement. Upon the satisfaction or waiver by the Lenders of the conditions referred to in Section 5 of this Amendment, the Credit Agreement is amended as follows:

1.1.Amendments to Section 1.01 (Definitions).

1.1.1.Section 1.01 of the Credit Agreement is amended by restating the definitions of “Change of Control”, “Common Stock,” “Investors' Agreement”, “Loan Party” and “Units” to read in their entirety as follows:

“Change of Control” means, (x) with respect to any Loan Party (other than CEI and Cheniere Southern Trail Pipeline), CQP, CQP GP or Sabine, occurrence of any of the following: (i) the direct or indirect Disposition, in one transaction or a series of related transactions, of all or substantially all of the properties or assets of such entity to any “person” (as that term is used in Section 13(d) of the Exchange Act) other than another Loan Party; (ii) the adoption of a plan relating to the liquidation or dissolution of any such Person, other than any such liquidation or dissolution that results following or in connection with the transfer of all or substantially all of the assets of such entity to a Loan Party; (iii) the consummation of any transaction (including, without limitation, any merger or consolidation), the result of which is that any “person” (as defined above) other than a Loan Party, becomes the Beneficial Owner, directly or indirectly, of Equity Interests representing more than 50% on a fully diluted basis of the voting power and/or economic interests of any Loan Party (other than CEI and Cheniere Southern Trail Pipeline) or CQP GP, other than any such transaction that results following or in connection with the transfer of all or substantially all of the assets of such entity to a Loan Party, measured on a fully diluted basis in voting power or the economic interests rather than number of shares or (iv) CEI shall cease to hold directly or indirectly 100% of the Equity Interests of any Loan Party; provided, that any of the transactions permitted pursuant to Section 6.05(a) or 6.05(d) shall not be a “Change of Control”;
(y)    and with respect to CEI shall mean:
(i)    any “person” or “group” files a Schedule 13D or Schedule TO, or any successor schedule, form or report under the Exchange Act, disclosing, or CEI otherwise becomes aware, that such person or group is or has become the “beneficial owner,” directly or indirectly, of shares of CEI's Voting Stock (other than Common Stock received by the Convertible Lenders pursuant to Section 2.13 hereof) representing 50% or more of the total voting power or economic interests of all outstanding classes of CEI's Voting Stock (other than Common Stock received by the Convertible Lenders pursuant to Section 2.13 hereof) or has the power, directly or indirectly, to elect a majority of the members of the “board of directors” of CEI;
(ii)    CEI consolidates with, or merges with or into, another Person or CEI sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of the Borrower's assets, or any Person consolidates with, or merges with or into, CEI, in any such event other than pursuant to a transaction in which the Persons (the “Existing Shareholders”) that “beneficially owned,” directly or indirectly, shares of CEI's Voting Stock immediately prior to such transaction beneficially own, directly or indirectly, shares of Voting Stock representing a majority of the total voting power and economic interests of all outstanding classes of Voting Stock of the surviving or transferee person in substantially the same proportion amongst such Existing Shareholders as such ownership immediately prior to such transaction;
(iii)    a majority of the members of the “board of directors” of CEI are not Continuing Directors; or
(iv)    CQP or CEI's Common Stock ceases to be listed on a national securities exchange or quoted on an established over-the-counter trading market in the United States.
“Common Stock” shall mean any stock of any class of CEI which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of CEI and which is not subject to redemption by CEI. Shares issuable to the Convertible Lenders upon their exchange of the Exchangeable Portion of their Loans shall include only shares of the class designated as Common Stock of CEI, par value $0.003 per share, at the date of this Agreement or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of CEI and which are not subject to redemption by CEI; provided, however, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.
“Investors' Agreement” shall mean the Amended and Restated Investors Agreement, dated as of September 13, 2011, by and among CEI, the Borrower and each Convertible Lender.
“Loan Party” shall mean each Credit Agreement Guarantor and Grantor, other than CQP GP, Corpus Christi LNG, LLC, Corpus Christi Liquefaction, LLC, Corpus Christi Natural Gas Liquids, LLC, Creole Trail LNG, L.P. and the Marketing Entities.
“Units” shall mean the common limited partnership units of CQP held by the Borrower together with any additional common limited partnership units of CQP acquired by the Borrower pursuant to Section 6.04(h)(i).
1.1.2.Section 1.01 of the Credit Agreement is amended by deleting the definition of “Preferred Stock”.

1.1.3.Section 1.01 of the Credit Agreement is amended by adding the following new definition in proper alphabetical sequence:

“Uncertificated Securities Control Agreement” shall mean the Amended and Restated Uncertificated Securities Control Agreement dated as of September 13, 2011 among the Borrower, CQP and the Collateral Agent.
1.2.Amendment to Section 2.08 (Voluntary Prepayments). Section 2.08(a) of the Credit Agreement is restated to read in its entirety as follows:

(a) Upon 45 days prior written notice to the Convertible Lenders, Borrower may prepay all but not less than all of the principal amount of the Convertible Loans without premium or penalty at any time if the Daily VWAP for the Common Stock has been greater than $12.50 (the “Required Conversion Price”) per share for the thirty (30) Trading Day period immediately preceding such prepayment date. All prepayments under this

Section 2.08 shall be accompanied by accrued and unpaid interest (including Permitted Accrued Interest) and Fees on the principal amount to be prepaid to but excluding the date of payment. All prepayments pursuant to this Section 2.08 shall be subject to Section 2.11. At the time the Borrower gives any notice of prepayment, it will deliver the information and take the actions, if any, required pursuant to Section 5.15.
1.3.Amendment to Section 2.13 (Exchange of Loans). Section 2.13 of the Credit Agreement is restated to read in its entirety as follows:

SECTION 2.13. Exchange of Loans.
(a)    Subject to the further provisions of the Investors' Agreement (including the obligations of the Borrower and CEI pursuant to Section 4.1.1 of the Investors' Agreement), a Convertible Lender may exchange the Exchangeable Portion of its Convertible Loan in whole (but not in part) into Common Stock at any time prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the Maturity Date, at the Exchange Rate in effect on the date the Exchange Notice is delivered.
(b) Subject to the proviso of Section 4.1.1 to the Investors' Agreement, the Exchangeable Portion of Convertible Loans delivered for exchange will be deemed to have been exchanged immediately prior to 5:00 p.m. on the Exchange Date. A Convertible Lender is not entitled to any rights with regard to Common Stock until such Lender has exchanged in accordance with Section 4.2.1 of the Investors' Agreement (or is deemed to have exchanged) and shall be entitled to rights with regard to Common Stock only to the extent such Exchangeable Portion of Convertible Loans have been exchanged (or deemed to have exchanged) into Common Stock pursuant to Article 4 of the Investors' Agreement.
(c) The right of exchange attaching to the Exchangeable Portion of any Convertible Loan may be exercised (i) if such Convertible Loan is not represented by a promissory note, by book-entry transfer by the Administrative Agent, or (ii) if such Convertible Loan is represented by a promissory note, by delivery of such promissory note at the specified office of the Administrative Agent, accompanied, in either case, by: (1) a duly signed and completed Exchange Notice, in the form as set forth as Exhibit G (an “Exchange Notice”), which Exchange Notice shall specify the Exchangeable Portion of such Convertible Loan to be exchanged; (2) if any promissory note has been lost, stolen, destroyed or mutilated, a notice to CEI and the Administrative Agent regarding the loss, theft, destruction or mutilation of the promissory note together with reasonable indemnity for Borrower and CEI; (3) appropriate endorsements and transfer documents if required by CEI; and (4) payment of any Other Tax due, in accordance with Section 4.4 of the Investors' Agreement, that would be payable because of the issue, delivery or registration of the Common Stock in the name of a person other than the Convertible Lender of such Convertible Loan. Subject to the proviso to the first paragraph of Section 4.1.1 of the Investors' Agreement, the date on which the Convertible Lender satisfies all of the requirements in the immediately preceding sentence is the “Exchange Date.” Notwithstanding any other provision of this Agreement, the Borrower shall not redeem or prepay any (or any portion thereof) with respect to which an Exchange Notice has been delivered to the Administrative Agent. CEI shall deliver to the Convertible Lender a certificate for the number of whole shares of Common Stock issuable upon the conversion (and cash in lieu of any fractional shares pursuant to Section 4.3 of the Investors' Agreement) on the applicable date specified in Section 4.11 of the Investors' Agreement for such delivery.
(d) Upon exchange of a Convertible Loan, such person shall no longer be a Convertible Lender to the extent of such exchanged Convertible Loan. No adjustment will be made to the Exchange Rate for accrued and unpaid interest on an exchanged Convertible Loan except as provided herein or in the Investors' Agreement.
1.4.Amendment to Section 5.18 (Certain Post-Closing Matters). New paragraph (g) is hereby added to Section 5.18 of the Credit Agreement to read in its entirety as follows:

(g)    Within fifteen (15) days after request by the Required Lenders, Borrower will take all actions reasonably necessary to cause the Units to become certificated securities (as such term is defined in Section 8-102 of the UCC) and shall use commercially reasonable efforts to cause the transfer agent and CQP to take all actions reasonably necessary in connection therewith.
1.5.Amendment to Section 6.04 (Investments, Loans and Advances).

1.5.1.Section 6.04(d) of the Credit Agreement is restated to read in its entirety as follows:

(d)    Investments, the proceeds of which fund Ordinary Course Operations, subject (X) in the case of paragraph (v) of the definition of Ordinary Course Operations, to a maximum aggregate amount of the CEI Threshold at any time outstanding and (Y) in the case of each of paragraphs (vi), (vii), (viii) and (ix) of the definition of Ordinary Course Operations, to a maximum aggregate amount of $10,000,000 per fiscal year; provided that, in each case, (1) any such Investment which is Indebtedness between Subsidiaries of CEI is evidenced by an intercompany note and such intercompany note is pledged to the Collateral Agent as security for the Obligations and is subjected to the Lien under the applicable Security Agreement and (2) any such Investment in Corpus Christi Liquefaction, LLC or Corpus Christi Natural Gas Liquids, LLC shall be in the form of Indebtedness and shall be made pursuant to the Global Intercompany Note; and provided further that, notwithstanding the foregoing provisions of this

Section 6.04(d), a Loan Party may transfer Equity Interests of a Subsidiary to CEI or another Loan Party (other than to Holdings).
1.5.2.Section 6.04 of the Credit Agreement is amended to (i) delete the word “and” at the end of paragraph (f), (ii) to delete the period at the end of paragraph (g) and add the word “;and” at the end of paragraph (g), and (iii) to add new paragraph (h), to read in its entirety as follows:

(h)    Without limitation to the foregoing, Investments in Borrower pursuant to the Global Intercompany Note of up to $20,000,000 in the aggregate so long as (i) such funds are contemporaneously used by Borrower to acquire additional Common Units (as defined in the CQP Partnership Agreement as in effect on the date hereof) from CQP in one or more transactions consummated concurrently with a public offering of Common Units by CQP, so long as (x) the per unit price paid by Borrower is not greater than the per unit price at which the Common Units are sold to the public pursuant to such public offering, (y) such public offering is completed on or prior to September 30, 2011 and (z) the Borrower purchases not less than 500,000 Common Units from CQP concurrently with such public offering, (ii) upon the acquisition of such additional Units by Borrower, the Collateral Agent shall have a perfected security interest in such Units superior to the rights of any other person, and (iii) in connection therewith, the Borrower shall have delivered an Officer's Certificate addressed to the Lenders, the Administrative Agent and the Collateral Agent (x) certifying that attached thereto is a true, complete and correct copy of Schedule 1 to the Uncertificated Securities Control Agreement that includes such additional Units and (y) directing the Collateral Agent to substitute the then existing Schedule 1 to the Uncertificated Securities Control Agreement with the copy thereof attached to such Officer's Certificate.

1.6.Amendment to Section 6.17 ([Reserved]). Section 6.17 of the Credit Agreement is restated to read in its entirety as follows:
SECTION 6.17. Activities of Corpus Christi Liquefaction, LLC or Corpus Christi Natural Gas Liquids, LLC. Corpus Christi LNG, LLC shall not pledge, create, incur, assume or permit to exist any Lien on any of the equity interests of Corpus Christi Liquefaction, LLC or Corpus Christi Natural Gas Liquids, LLC as security for the obligations under CSH Credit Agreement, the CEI Indenture or the Sabine Notes, or any refinancing, renewal or replacement, in whole or in part, of the foregoing. In addition, no Loan Party shall permit either Corpus Christi Liquefaction, LLC or Corpus Christi Natural Gas Liquids, LLC to:
(a)    become obligated under (whether as a guarantor or otherwise) or otherwise provide credit support for any obligations outstanding under the CSH Credit Agreement, the CEI Indenture or the Sabine Notes, or any refinancing, renewal or replacement, in whole or in part, of the foregoing;

(b)    create, incur, assume or permit to exist any Lien on any property or assets now owned or hereafter acquired by it, on any income or revenues or rights in respect of any thereof as security for the obligations under CSH Credit Agreement, the CEI Indenture or the Sabine Notes, or any refinancing, renewal or replacement, in whole or in part, of the foregoing; or
(c)    make any Investments in any obligations under, or in respect of, the CSH Credit Agreement, the CEI Indenture or the Sabine Notes or any refinancing, renewal or replacement, in whole or in part, of the foregoing or make any payments in respect thereof, whether of principal, interest, fees or otherwise.
1.7.Amendment to Schedule 1A. Schedule 1A to the Credit Agreement is hereby amended to add (i) Corpus Christi Liquefaction, LLC and (ii) Corpus Christi Natural Gas Liquids, LLC to the list of Grantors set forth therein, and accordingly Schedule 1A to the Credit Agreement is hereby restated in its entirety to read as set forth in Annex I attached hereto.

1.8.Amendment to Schedule 1C. Schedule 1C to the Credit Agreement is hereby amended to add (i) Corpus Christi Liquefaction, LLC and (ii) Corpus Christi Natural Gas Liquids, LLC to the list of Non-LNG Entities set forth therein, and accordingly Schedule 1C to the Credit Agreement is hereby restated in its entirety to read as set forth in Annex II attached hereto.

1.9.Amendment to Exhibit “G”. Exhibit “G” to the Credit Agreement is restated in its entirety to read as set forth in Annex III attached hereto.

1.10.Amendment to Schedule 3.09. Schedule 3.09 of the Credit Agreement is restated in its entirety to read as set forth in Annex IV attached hereto.

2.
Amendments to Non-LNG Entities Guarantee and Collateral Agreement. Upon the satisfaction or waiver by the Lenders of the conditions referred to in Section 5 of this Amendment, the Non-LNG Entities Guarantee and Collateral Agreement is amended as follows:

2.1.Joinder of New Subsidiaries. Each of Corpus Christi Liquefaction, LLC and Corpus Christi Natural Gas Liquids, LLC hereby join the Non-LNG Entities Guarantee and Collateral Agreement as a Grantor signatory thereto and assume the covenants, obligations and liabilities of a Grantor thereunder, and agree to be bound thereby as if it had been an original party thereto, and confirm that upon joining the LNG Entities Guarantee and Collateral Agreement the representations and warranties set forth therein shall be true and correct with respect to it, except to the extent they relate to an earlier date in which case they shall be true and correct as of such earlier date.

2.2.Amendment to Section 1.01 (Definitions). Section 1.01 of the Non-LNG Entities Guarantee and Collateral Agreement is amended adding the following definition of “Non-Convertible Lender Payoff Date” to read in its entirety as follows:

“Non-Convertible Lender Payoff Date” means the date on which all Borrower Obligations (other than reimbursement and indemnity obligations for which no claim or demand for payment has been made) held by the Non-Convertible Lenders under any Loan Document are paid in full in cash.
2.3.Amendment to Section 8.18 (Release of Collateral on Non-Convertible Lender Payoff Date). Section 8.18 is added to the Non-LNG Entities Guarantee and Collateral Agreement to read in its entirety as follows:

8.18 Release of Collateral on Non-Convertible Lender Payoff Date. Upon the occurrence of the Non-Convertible Lender Payoff Date, the Collateral shall be released from the Liens created hereby, and Sections 3, 4, 5, 6 and 7 of this Agreement shall be of no further force or effect. At the request and sole expense of any Grantor following any such release, the Collateral Agent shall deliver to such Grantor any Collateral held by the Collateral Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such release.
2.4.Amendment to Schedule 1. Schedule 1 to the Non-LNG Entities Guarantee and Collateral Agreement is hereby amended to add Corpus Christi Liquefaction, LLC and Corpus Christi Natural Gas Liquids, LLC to the list of Intercompany Loan Parties set forth therein, and accordingly Schedule 1 to the Non-LNG Entities Guarantee and Collateral Agreement is hereby restated in its entirety to read as set forth in Annex V attached hereto.

2.5.Amendment to Schedule 4.07(a). Schedule 4.07(a) to the Non-LNG Entities Guarantee and Collateral Agreement is hereby amended to revise the description of the equity interests pledged by Borrower to include any additional common limited partnership units of CQP permitted to be acquired by Borrower pursuant to Section 6.04(h) of the Credit Agreement, and accordingly Schedule 4.07(a) to the Non-LNG Entities Guarantee and Collateral Agreement is hereby restated in its entirety to read as set forth in Annex VI attached hereto.

3.
Amendments to LNG Entities Guarantee and Collateral Agreement. Upon the satisfaction or waiver by the Lenders of the conditions referred to in Section 5 of this Amendment, the LNG Entities Guarantee and Collateral Agreement is amended as follows:

3.1.Amendment to Section 1.01 (Definitions). Section 1.01 of the LNG Entities Guarantee and Collateral Agreement is amended adding the following definition of “Non-Convertible Lender Payoff Date” to read in its entirety as follows:

“Non-Convertible Lender Payoff Date” means the date on which all Borrower Obligations (other than reimbursement and indemnity obligations for which no claim or demand for payment has been made) held by the Non-Convertible Lenders under any Loan Document are paid in full in cash.

3.2.Amendment to Section 8.19 (Release of Collateral on Non-Convertible Lender Payoff Date). Section 8.19 is added to the LNG Entities Guarantee and Collateral Agreement to read in its entirety as follows:
8.19 Release of Collateral on Non-Convertible Lender Payoff Date. Upon the occurrence of the Non-Convertible Lender Payoff Date, the Collateral shall be released from the Liens created hereby, and Sections 3, 4, 5, 6 and 7 of this Agreement shall be of no further force or effect. At the request and sole expense of any Grantor following any such release, the Collateral Agent shall deliver to such Grantor any Collateral held by the Collateral Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such release.

4.
Representations and Warranties. Each Loan Party, Guarantor and Grantor hereby represents and warrants to the Administrative Agent, the Collateral Agent and the Lenders (which representations and warranties shall survive the execution and delivery of this Amendment) as follows:

4.1.Absence of Defaults. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or Event of Default after giving effect to this Amendment.

4.2.Enforceability. This Amendment has been duly executed and delivered by such Loan Party, Guarantor or Grantor, as applicable, and constitutes a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4.3.Authorization, No Conflicts. The execution, delivery and performance of this Amendment by such Loan Party, Guarantor or Grantor, as applicable, (i) has been duly authorized by all requisite organizational action of such Person and (ii) will not (A) violate (1) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of such Person, (2) any order of any Governmental Authority or arbitrator or (3) any provision of any indenture, agreement or other instrument to which such Person is a party or by which it or any of its property is or may be bound, (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument or (C) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by such Person (other than Liens created under the Security Documents).

4.4.Incorporation of Representations and Warranties. The representations and warranties contained in Article III of the Credit Agreement are and will be true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of this date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

4.5.Necessary Consents. Each Loan Party, Guarantor and Grantor represents that it has obtained all material consents necessary or advisable in connection with the transactions contemplated by this Amendment.

5.
Effectiveness. The effectiveness of this Amendment and the amendments to the Credit Agreement set forth in Section 1 hereof, the amendments to the Non-LNG Entities Guarantee and Collateral Agreement set forth in Section 2 hereof and the amendments to the LNG Entities Guarantee and Collateral Agreement set forth in Section 3 hereof are each subject to the satisfaction of each the following conditions precedent:

5.1.Restated Investors' Agreement. The Administrative Agent shall have received duly executed and delivered counterparts of the Amended and Restated Investors' Agreement dated as of the date hereof that, when taken together, bear the signatures of the Borrower, CEI and the Convertible Lenders.

5.2.Restated Global Intercompany Note. The Collateral Agent shall have received an original restated Global Intercompany Note in the form of Exhibit F to the Credit Agreement, executed by each of the parties originally signatory thereto, along with Corpus Christi Liquefaction, LLC and Corpus Christi Natural Gas Liquids, LLC (each a “New Cheniere Party” and collectively the “New Cheniere Parties”), and such restated Global Intercompany Note shall have been duly and validly pledged to the Collateral Agent, for the ratable benefit of the Secured Parties, accompanied by instruments of transfer endorsed in blank.

5.3.Execution. The Administrative Agent shall have received duly executed and delivered counterparts of this Amendment that, when taken together, bear the signatures of the Loan Parties, the Guarantors, the Grantors, the Lenders, the Administrative Agent and the Collateral Agent.

5.4.Corporate Documents for New Cheniere Parties. The Lenders shall have received (i) a copy of the formation documents, including all amendments thereto, of each New Cheniere Party, certified as of a recent date by the Secretary of State of the state of its organization; (ii) a certificate of the Secretary or Assistant Secretary of each new Cheniere Party dated as of the date hereof and certifying (A) that attached thereto is a true and complete copy of the limited liability company agreement of such entity in effect on such date and at all times since a date prior to the date of the resolutions described in clause (B) below (such limited liability company agreement to be in form and substance reasonably satisfactory to the Lenders), (B) that attached thereto is a true and complete copy of resolutions duly adopted by the members or board of managers, as the case may be, of each New Cheniere Party authorizing the execution, delivery and performance of the Loan Documents to which it is a party and the granting of the Liens contemplated to be granted under the Security Documents to which it is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the formation documents of such New Cheniere Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i)

above and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such New Cheniere Party and (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (ii) above.

5.5.Representations and Warranties. The representations and warranties contained herein shall be true and correct in all respects.

5.6.Uncertificated Securities Control Agreement. The Administrative Agent shall have received duly executed and delivered counterparts of the Amended and Restated Uncertificated Securities Control Agreement in the form of Annex VII hereto dated as of the date hereof that, when taken together, bear the signatures of the Borrower, CQP and the Collateral Agent.

5.7.Fees. All fees and expense reimbursement payable by the Borrower to the Administrative Agent, the Collateral Agent and the Lenders for which invoices have been presented shall have been paid in full.

5.8.Collateral Matters. (a) the Collateral Agent shall have been granted on the date hereof perfected Liens on the Collateral pledged by each New Cheniere Party (subject only to Permitted Liens) and shall have received such other documents as the Lenders shall reasonably request and which are customarily delivered in connection with security interests in assets of the type subject to the Lien on such Collateral purported to be created by the Security Documents, and (b) the Global Intercompany Note shall have been duly and validly pledged to the Collateral Agent, for the ratable benefit of the Secured Parties, under the applicable Security Documents, and the Global Intercompany Note accompanied by an instrument of transfer endorsed in blank, shall be in the actual possession of the Collateral Agent.
Notwithstanding anything to the contrary in this Amendment, each Lender by delivering its signature page to this Amendment hereby authorizes and directs the Agents to execute and deliver this Amendment and the other documents contemplated hereby (including, without limitation, the Amended and Restated Uncertificated Securities Control Agreement in the form of Annex VII hereto) and shall be deemed to have acknowledged receipt of and consented to and approved the Amendment and each other document required hereunder to be approved by any Agent or any Lender, as applicable, on the date such Lender delivers its signature to this Amendment and each of the Agents shall be entitled to rely on such confirmation.

6.	Reference to and Effect Upon the Loan Documents.

6.1.Except as specifically set forth above, the Credit Agreement, the Non-LNG Entities Guarantee and Collateral Agreement, the LNG Entities Guarantee and Collateral Agreement and each other Loan Document shall remain in full force and effect and is hereby ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agents or any Lender under the Loan Documents, or any other document, instrument or agreement executed and/or delivered in connection therewith.

6.3.Any reference in any Loan Document to the Credit Agreement, the Non-LNG Entities Guarantee and Collateral Agreement or the LNG Entities Guarantee and Collateral Agreement shall be a reference to the Credit Agreement, the Non-LNG Entities Guarantee and Collateral Agreement or the LNG Entities Guarantee and Collateral Agreement, as applicable, as modified by this Amendment, and any reference in any Loan Document to any other Loan Document shall be a reference to such referenced Loan Document as modified by this Amendment.

6.3.This Amendment is a Loan Document. The provisions of Section 9.15 of the Credit Agreement shall apply with like effect to this Amendment.

7.
Further Assurances. Each Loan Party, Guarantor and Grantor hereby agrees to authorize, execute and deliver all additional instruments, certificates, financing statements, agreements or documents, and take all such actions as the Administrative Agent, the Collateral Agent or the Lenders may reasonably request for the purposes of implementing or effectuating the provisions of this Amendment.

8.	Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

9.	Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purposes.

10.
Counterparts. This Amendment may be executed by all parties hereto in any number of separate counterparts each of which may be delivered in original, facsimile or other electronic (e.g., “.pdf”) form, and all of such counterparts taken together constitute one instrument.

11.
Severability. In case any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

12.
WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENTS AND FOR ANY COUNTERCLAIM THEREIN.

13.
Final Agreement of the Parties. THIS AMENDMENT, THE CREDIT AGREEMENT, THE NON-LNG ENTITIES GUARANTEE AND COLLATERAL AGREEMENT, THE LNG ENTITIES GUARANTEE AND COLLATERAL AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

14.
Each of the parties hereto acknowledge and agree that Administrative Agent and Collateral Agent shall be afforded all of the rights, privileges, protections, indemnities and immunities afforded to it under the Credit Agreement, the LNG Entities Guarantee and Collateral Agreement and the Non-LNG Entities Guarantee and Collateral Agreement in connection with its execution of this Amendment and the performance of its obligations hereunder.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

CHENIERE COMMON UNITS HOLDING, LLC, as Borrower, as a Loan Party and as a Grantor under the Non-LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham McArthur
	Name:	Graham McArthur
	Title:	Treasurer

CHENIERE CORPUS CHRISTI PIPELINE, L.P., as a Loan Party and as a Grantor and Guarantor under the Non-LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham McArthur
	Name:	Graham McArthur
	Title:	Treasurer

CHENIERE CREOLE TRAIL PIPELINE, L.P., as a Loan Party and as a Grantor and Guarantor under the Non-LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham McArthur
	Name:	Graham McArthur
	Title:	Treasurer

CHENIERE ENERGY OPERATING CO., INC., as a Loan Party and as a Grantor and Guarantor under the Non-LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham McArthur
	Name:	Graham McArthur
	Title:	Treasurer

CHENIERE MIDSTREAM HOLDINGS, INC., as a Loan Party and as a Grantor and Guarantor under the Non-LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham McArthur
	Name:	Graham McArthur
	Title:	Treasurer

CHENIERE PIPELINE COMPANY, as a Loan Party and as a Grantor and Guarantor under the Non-LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham McArthur
	Name:	Graham McArthur
	Title:	Treasurer

CHENIERE PIPELINE GP INTERESTS, LLC, as a Loan Party and as a Grantor and Guarantor under the Non-LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham McArthur
	Name:	Graham McArthur
	Title:	Treasurer

CHENIERE SOUTHERN TRAIL GP, INC., as a Loan Party and as a Grantor and Guarantor under the Non-LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham McArthur
	Name:	Graham McArthur
	Title:	Treasurer

CHENIERE SOUTHERN TRAIL PIPELINE, L.P., as a Loan Party and as a Grantor and Guarantor under the Non-LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham McArthur
	Name:	Graham McArthur
	Title:	Treasurer

GRAND CHENIERE PIPELINE, LLC, as a Loan Party and as a Grantor and Guarantor under the Non-LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham McArthur
	Name:	Graham McArthur
	Title:	Treasurer

CHENIERE ENERGY SHARED SERVICES, INC., as a Loan Party and as a Grantor and Guarantor under the LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham McArthur
	Name:	Graham McArthur
	Title:	Treasurer

CHENIERE ENERGY, INC., as a Loan Party and as a Grantor and Guarantor under the LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham McArthur
	Name:	Graham McArthur
	Title:	Treasurer

CHENIERE LNG HOLDINGS, LLC, as a Loan Party and as a Grantor and Guarantor under the LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham McArthur
	Name:	Graham McArthur
	Title:	Treasurer

CHENIERE LNG O&M SERVICES, LLC, as a Loan Party and as a Grantor and Guarantor under the LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham McArthur
	Name:	Graham McArthur
	Title:	Treasurer

CHENIERE LNG TERMINALS, INC., as a Loan Party and as a Grantor and Guarantor under the LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham McArthur
	Name:	Graham McArthur
	Title:	Treasurer

CHENIERE LNG, INC., as a Loan Party and as a Grantor and Guarantor under the LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham McArthur
	Name:	Graham McArthur
	Title:	Treasurer

CHENIERE ENERGY PARTNERS GP, LLC, as a Grantor under the LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham McArthur
	Name:	Graham McArthur
	Title:	Treasurer

CHENIERE MARKETING, LLC, as a Grantor under the LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham McArthur
	Name:	Graham McArthur
	Title:	Treasurer

CHENIERE SUPPLY & MARKETING, INC., as a Grantor under the Non-LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham McArthur
	Name:	Graham McArthur
	Title:	Treasurer

CORPUS CHRISTI LNG, LLC, as a Grantor under the LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham McArthur
	Name:	Graham McArthur
	Title:	Treasurer

CREOLE TRAIL LNG, L.P., as a Grantor under the LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham McArthur
	Name:	Graham McArthur
	Title:	Treasurer

CHENIERE LNG SERVICES S.A.R.L., as a Grantor under the Non-LNG Entities Guarantee and Collateral Agreement

By:	/s/ Charif Souki
	Name:	Charif Souki
	Title:	Manager

CORPUS CHRISTI LIQUEFACTION, LLC, as a Grantor under the Non-LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham McArthur
	Name:	Graham McArthur
	Title:	Treasurer

CORPUS CHRISTI NATURAL GAS LIQUIDS, LLC, as a Grantor under the Non-LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham McArthur
	Name:	Graham McArthur
	Title:	Treasurer

LENDERS:

GSO SPECIAL SITUATIONS FUND LP, as a Lender

By: GSO Capital Partners LP, its investment advisor

By:	/s/ Marisa Beeney
	Name:	Marisa Beeney
	Title:	Authorized Signatory

GSO COF FACILITY LLC, as a Lender

By: GSO Capital Partners LP, as Portfolio Manager

By:	/s/ Marisa Beeney
	Name:	Marisa Beeney
	Title:	Authorized Signatory

GSO SPECIAL SITUATIONS OVERSEAS MASTER FUND LTD, as a Lender

By: GSO Capital Partners LP, its investment advisor

By:	/s/ Marisa Beeney
	Name:	Marisa Beeney
	Title:	Authorized Signatory

BLACKSTONE DISTRESSED SECURITIES FUND L.P., as a Lender

By: Blackstone Distressed Securities Associates L.P., its General Partner

By: Blackstone DD Associates, L.L.C., its General Partner

By:	/s/ Marisa Beeney
	Name:	Marisa Beeney
	Title:	Authorized Signatory

INVESTMENT PARTNERS II (A), LLC, as a Lender

By: Blackrock Financial Management, Inc., its investment manager

By: ________________________________
Name:
Title:

By: ________________________________
Name:
Title:

SCORPION CAPITAL PARTNERS, LP, as a Lender
By:  Scorpion GP, LLC

By:	/s/ Kevin McCarthy
	Name:	Kevin McCarthy
	Title:	Manager

THE BANK OF NEW YORK MELLON, solely as Administrative Agent and Collateral Agent under the Credit Agreement and the other Loan Documents

By:	/s/ Melinda Valentine
	Name:	Melinda Valentine
	Title:	Vice President

Annex I
Schedule 1A
(To Credit Agreement)

LIST OF GUARANTORS AND GRANTORS

Guarantors
Cheniere Energy, Inc.
Cheniere Midstream Holdings, Inc.
Cheniere Pipeline Company
Cheniere Pipeline GP Interests, LLC
Grand Cheniere Pipeline, LLC
Cheniere Southern Trail GP, Inc.
Cheniere LNG, Inc.
Cheniere LNG Terminals, Inc.
Cheniere LNG Holdings, LLC
Cheniere Energy Shared Services, Inc.
Cheniere Creole Trail Pipeline, L.P.
Cheniere Corpus Christi Pipeline, L.P.
Cheniere LNG O&M Services, LLC
Cheniere Energy Operating Co., Inc.
Cheniere Southern Trail Pipeline, L.P.

Grantors
Cheniere Energy, Inc.
Cheniere Midstream Holdings, Inc.
Cheniere Pipeline Company
Cheniere Pipeline Interests GP, LLC
Grand Cheniere Pipeline , LLC
Cheniere Southern Trail GP, Inc.
Cheniere LNG, Inc.
Cheniere LNG Terminals, Inc.
Cheniere LNG Holdings, LLC
Cheniere Energy Shared Services, Inc.
Cheniere Creole Trail Pipeline, L.P.
Cheniere Corpus Christi Pipeline, L.P.
Cheniere LNG O&M Services, LLC
Cheniere Common Units Holding, LLC
Cheniere Supply & Marketing, Inc.
Cheniere Marketing, LLC (formerly Cheniere Marketing, Inc.)
Cheniere Energy Partners GP, LLC
Cheniere Energy Operating Co., Inc.
Cheniere Southern Trail Pipeline, L.P.
Corpus Christi LNG, LLC
Creole Trail LNG, L.P.
Cheniere LNG Services S.A.R.L.
Corpus Christi Liquefaction, LLC
Corpus Christi Natural Gas Liquids, LLC

Annex II
Schedule 1C
(To Credit Agreement)
LIST OF NON-LNG ENTITIES
Cheniere Midstream Holdings, Inc.
Cheniere Energy Operating Co., Inc.
Cheniere Pipeline Company
Cheniere Pipeline GP Interests, LLC
Cheniere Southern Trail GP, Inc.
Grand Cheniere Pipeline, LLC
Cheniere Southern Trail Pipeline, L.P.
Cheniere Creole Trail Pipeline, L.P.
Cheniere Corpus Christi Pipeline, L.P.
Cheniere Common Units Holding, LLC
Cheniere Supply & Marketing, Inc.
Cheniere LNG Services S.A.R.L.
Corpus Christi Liquefaction, LLC
Corpus Christi Natural Gas Liquids, LLC

Annex III

Exhibit G
to the Credit Agreement

FORM OF EXCHANGE NOTICE

Date: [________] [__], 20[__]
Cheniere Energy, Inc.
Cheniere Common Units Holding, LLC
700 Milam Street, Suite 800
Houston, Texas 77002
Attention: General Counsel

The Bank of New York Mellon, as Administrative Agent
600 East Las Colinas Blvd, Suite 1300
Irving, Texas 75039
Attention: Melinda Valentine

Re:	Cheniere Energy, Inc. Common Stock
Ladies and Gentlemen:
Reference is made to the Credit Agreement dated as of August 15, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among CHENIERE COMMON UNITS HOLDING, LLC, a Delaware limited liability company (the “Borrower”), the other LOAN PARTIES signatory thereto, the Lenders from time to time party thereto and THE BANK OF NEW YORK MELLON, as administrative agent (in such capacity and together with its successors, the “Administrative Agent”) and as collateral agent (in such capacity and together with its successors, the “Collateral Agent”). Terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
1.    [Surrender of Promissory Note(s). Enclosed herewith [is an/are] original promissory note[s] issued to the order of the Convertible Lender specified in Section [2] below in the aggregate principal amount of $[__________] (the “Surrendered Note(s)”), evidencing Exchangeable Portion of Convertible Loans under the Credit Agreement.]1
2.    Request for Exchange. [Name of Lender] wishes to exchange [all/$_________] of [the Surrendered Note(s)][its Exchangeable Portion of Convertible Loans (the “Surrendered Loan”)] for a certificate for the number of whole shares of Common Stock issuable upon the conversion thereof (and cash in lieu of any fractional shares pursuant to Section 4.3 of the Investors' Agreement) issued in the names of the holders specified below:

1 Applicable only if one or more promissory notes under the Credit Agreement are issued and outstanding to the order of such Convertible Lender.

Amount(s) of Convertible Loans Exchanged	Name(s) of Holder(s)	Address(es) of Holder(s)
$
$
$
3.Issuance of Common Stock; Cancellation of Surrendered Note(s)/Surrendered Loan. On the Exchange Date, CEI shall (a) issue the Common Stock, (b) deliver certificates for such Common Stock by hand or by overnight courier to the Administrative Agent and instruct the Administrative Agent to deliver such duly authenticated Common Stock by hand or by overnight courier to the [respective] holder(s) identified in Section [2] above at the address(es) specified therein [and (c) deliver the Surrendered Note(s) to the Company for cancellation upon receipt of the Common Stock]. 2
4.    Issuance of Replacement Promissory Note. Not later than the Exchange Date, the Company shall (a) issue [number] replacement promissory note(s), dated the Exchange Date, bearing interest at the rate then in effect on the [Surrendered Note(s)][Surrendered Loan], in the aggregate amount of $[__________], representing $[__________] of principal on the [Surrendered Note(s)][Surrendered Loan] not so exchanged, in the respective amount(s) and to the payee(s) set forth below and (b) deliver such replacement promissory note(s) by hand or by overnight courier to the [respective] payee(s) identified in this Section [4] at the address(es) specified below, with copies to the Administrative Agent:

Amount(s) Convertible Loans Exchanged	Name(s) of Payee(s)	Address(es) of Payee(s)
$
$
$

5.    Treatment of Accrued and Unpaid Interest. The undersigned hereby acknowledges and agrees that (a) it shall not be deemed to be a Lender for purposes of the right to receive interest on any [Surrendered Note(s)][Surrendered Loan] that has accrued from and after the Exchange Date and (b) it shall be treated as a Holder (as defined in the Investors' Agreement) from and after the Exchange Date.

2 Applicable only if one or more promissory notes under the Credit Agreement are issued and outstanding to the order of such Lender.

Thank you in advance for your prompt attention to this Exchange Notice.
Very truly yours,
[Name of Convertible Lender]
By:
Name:
Title:

Annex IV

Schedule 3.09
(To Credit Agreement)

Name of Parent	Legal Name of Subsidiary	Jurisdiction of Formation of Subsidiary	Ownership Interest in Subsidiary
Cheniere Energy, Inc.	Cheniere Energy Shared Services, Inc.	Delaware	100%
	Cheniere Midstream Holdings, Inc.	Delaware	100%
	Cheniere LNG, Inc.	Delaware	100%
Cheniere Energy Shared Services, Inc.	Cheniere LNG O&M Services, LLC	Delaware	100%
	Cheniere Energy Operating Co., Inc.	Delaware	100%
	Cheniere Pipeline Company	Delaware	100%
	Cheniere Supply & Marketing, Inc.	Delaware	100%
Cheniere Supply & Marketing, Inc.	Cheniere LNG Services, S.A.R.L.	France	100%
	Cheniere International Investments, B.V.	Netherlands	100%
Cheniere International Investments, B.V.	Cheniere LNG International S.A.R.L.	Switzerland	100%
Cheniere Pipeline Company	Cheniere Pipeline GP Interests, LLC	Delaware	100%
	Cheniere Southern Trail GP, Inc.	Delaware	100%
	Grand Cheniere Pipeline, LLC	Delaware	100%
Grand Cheniere Pipeline, LLC Cheniere Pipeline GP Interests, LLC	Cheniere Creole Trail Pipeline, L.P.	Delaware	100% 0%
Grand Cheniere Pipeline, LLC Cheniere Pipeline GP Interest, LLC	Frontera Pipeline, LLC	Delaware	99% 1%
Grand Cheniere Pipeline, LLC Cheniere Southern Trail GP, Inc.	Cheniere Southern Trail Pipeline, L.P.	Delaware	100% 0%
Grand Cheniere Pipeline, LLC Cheniere Pipeline GP Interests, LLC	Cheniere Corpus Christi Pipeline, L.P.	Delaware	100% 0%
Frontera Pipeline, LLC	Sonora Pipeline, LLC	Delaware	100%
	Marea GP, LLC	Delaware	100%

Frontera Pipeline, LLC Marea GP, LLC	Marea Associates, L.P.	Delaware	99% 1%
Marea Associates, L.P. Frontera Pipeline, LLC	Terranova Energia S. de R.L. de C.V.	Mexico	99.97% 0.03%
Cheniere LNG, Inc.	Cheniere LNG Terminals, Inc.	Delaware	100%
Cheniere LNG, Inc. Cheniere LNG Terminals, Inc.	Creole Trail LNG, L.P.	Delaware	0% 100%
Cheniere LNG, Inc. Cheniere LNG Terminals, Inc.	Corpus Christi LNG, LLC	Delaware	33.3% 66.7%
Corpus Christi LNG, LLC	Corpus Christi Natural Gas Liquids, LLC	Delaware	100%
Corpus Christi LNG, LLC	Corpus Christi Liquefaction, LLC	Delaware	100%
Cheniere LNG Terminals, Inc.	Cheniere Marketing, LLC	Delaware	100%
Cheniere LNG Terminals, Inc.	Cheniere LNG Holdings, LLC	Delaware	100%
Cheniere LNG Holdings, LLC	Cheniere Common Units Holding, LLC	Delaware	100%
	Cheniere Subsidiary Holdings, LLC	Delaware	100%
	Cheniere Energy Partners GP, LLC	Delaware	100%
Cheniere Subsidiary Holdings, LLC	Cheniere FLNG-GP, LLC	Delaware	100%
Cheniere FLNG-GP, LLC Cheniere Subsidiary Holdings, LLC	Cheniere FLNG, L.P.	Delaware	0% 100%
Cheniere Subsidiary Holdings, LLC Cheniere Common Units Holding, LLC Cheniere Energy Partners GP, LLC	Cheniere Energy Partners, L.P.	Delaware	81.7% 6.6% 2.0%
Cheniere Energy Partners, L.P.	Cheniere Energy Investments, LLC	Delaware	100%
Cheniere Energy Investments, LLC	Sabine Pass LNG-GP, LLC	Delaware	100%
	Sabine Pass LNG-LP, LLC	Delaware	100%
	Cheniere Midstream Services, LLC	Delaware	100%
	Cheniere NGL Pipeline, LLC	Delaware	100%
Sabine Pass LNG-GP, Inc. Sabine Pass LNG-LP, LLC	Sabine Pass LNG, L.P.	Delaware	0% 100%

Sabine Pass LNG-LP, LLC	Sabine Pass Liquefaction	Delaware	100%
Sabine Pass LNG, L.P.	Sabine Pass Tug Services, LLC	Delaware	100%

Annex V

Schedule 1
(To Non-LNG Entities Guarantee and Collateral Agreement)

Part 1. Pledgors
Cheniere Common Units Holding, LLC
Cheniere Midstream Holdings, Inc.
Cheniere Pipeline Company
Cheniere Pipeline GP Interests, LLC
Cheniere Southern Trail GP, Inc.
Grand Cheniere Pipeline, LLC
Cheniere Creole Trail Pipeline, L.P.
Cheniere Corpus Christi Pipeline, L.P.

Part 2. Intercompany Loan Parties
Cheniere Common Units Holding, LLC
Cheniere Midstream Holdings, Inc.
Cheniere Pipeline Company
Cheniere Pipeline GP Interests, LLC
Cheniere Southern Trail GP, Inc.
Grand Cheniere Pipeline, LLC
Cheniere Creole Trail Pipeline, L.P.
Cheniere Corpus Christi Pipeline, L.P.
Cheniere Supply & Marketing, Inc.
Cheniere Energy Operating Co., Inc.
Cheniere Southern Trail Pipeline, L.P.
Cheniere LNG Services S.A.R.L.
Corpus Christi Liquefaction, LLC
Corpus Christi Natural Gas Liquids, LLC

Annex VI

SCHEDULE 4.07(a) TO GUARANTEE AND COLLATERAL AGREEMENT
(NON-CREST ENTITIES)

DESCRIPTION OF PLEDGED EQUITY INTERESTS

I.    Pledged LLC Interests

Grantor	Issuer	# of Shares Owned	Total Shares Outstanding	% of Ownership Interest	Certificate No. (if any)
Cheniere Pipeline Company	Cheniere Pipeline GP Interests, LLC	100	100	100%	2
	Grand Cheniere Pipeline, LLC	100 units	100 units	100%	2

II.    Pledged Partnership Interests

Grantor	Issuer	Type of Partnership Interest	Total Shares Outstanding	% of Ownership Interest	Certificate No. (if any)
Cheniere Common Units Holding, LLC	Cheniere Energy Partners, L.P.	10,891,357 common units, plus any additional common units acquired by Borrower pursuant to Section 6.04(h) of the Credit Agreement	N/A - publicly traded	N/A - publicly traded	Uncertificated
Cheniere Pipeline GP Interests, LLC	Cheniere Creole Trail Pipeline, L.P.	General Partnership Interest	N/A	—%	1
	Cheniere Corpus Christi Pipeline, L.P.	General Partnership Interest	N/A	—%	1
Cheniere Southern Trail GP, Inc.	Cheniere Southern Trail Pipeline, L.P.	General Partnership Interests	N/A	—%	1
Grand Cheniere Pipeline, LLC	Cheniere Creole Trail Pipeline, L.P.	Limited Partnership Interest	N/A	100%	1
	Cheniere Corpus Christi Pipeline, L.P.	Limited Partnership Interest	N/A	100%	1
	Cheniere Southern Trail Pipeline, L.P.	Limited Partnership Interest	N/A	100%	1

III.    Pledged Stock

Grantor	Issuer	# of Shares Owned	Total Shares Outstanding	% of Ownership Interest	Certificate No.	Par Value
Cheniere Midstream Holdings, Inc.	Cheniere LNG Services, Inc.	1,000	1,000	100%	2	$0.01
	Cheniere Energy Operating Co., Inc.	1,000	1,000	100%	49	No Par Value
	Cheniere Pipeline Company	1,000	1,000	100%	6	$0.01
	Cheniere Supply & Marketing, Inc.	1,000	1,000	100%	3	$0.01
Cheniere Pipeline Company	Cheniere Southern Trail GP, Inc.	1,000	1,000	100%	1	$0.01

Annex VII

FORM OF
AMENDED AND RESTATED
UNCERTIFICATED SECURITIES CONTROL AGREEMENT

This Amended and Restated Uncertificated Securities Control Agreement (this “Agreement”) dated as of September 13, 2011 among Cheniere Common Units Holding, LLC (the “Pledgor”), The Bank of New York Mellon, as Collateral Agent under the Security Agreement (as defined below), (the “Secured Party”) and Cheniere Energy Partners, L.P., a Delaware limited partnership (the “Issuer”). Capitalized terms used but not defined herein shall have the meaning assigned in the Guarantee and Collateral Agreement (Non-Crest Entities) dated as of August 15, 2008, by and among the Pledgor, the Secured Party and certain affiliates of the Pledgor signatory thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”). All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

This Agreement amends and restates that certain Uncertificated Securities Control Agreement (the “Original Control Agreement”) dated as of February 7, 2011 among the Pledgor, the Secured Party and the Issuer. It is the intent of the parties hereto that this Agreement not constitute a novation of the obligations and liabilities of the parties under the Original Control Agreement and that this Agreement amend and restate in its entirety the Original Control Agreement and re-evidence the obligations outstanding on the date hereof as contemplated hereby.

Section 1.     Registered Ownership of Shares. The Issuer hereby confirms and agrees that as of the date hereof the Pledgor is the registered owner of the common units representing limited partner interests in the Issuer as described on Schedule 1 hereto, as such schedule is updated from time to time pursuant to Section 6.04(h) of the Credit Agreement (the “Pledged Shares”), and the Issuer shall not change the registered owner of the Pledge Shares without the prior written consent of the Secured Party.

Section 2.     Instructions. If at any time the Issuer shall receive instructions (within the meaning of Section 8-106(c) of the UCC) originated by the Secured Party relating to the Pledged Shares, the Issuer shall comply with such instructions without further consent by the Pledgor or any other person. Until this Agreement is terminated in accordance with Section 8 hereof, the Issuer will not comply with any instructions issued by the Pledgor or any other person (other than the Secured Party).

Section 3.     Additional Representations, Warranties & Agreements of the Issuer. The Issuer hereby represents and warrants to, and agrees with, the Secured Party:

(a)     It has not entered into, and until the termination of this agreement will not enter into, any agreement with any other person relating to the Pledged Securities pursuant to which it has agreed to comply with instructions (within the meaning of Section 8-106(c) of the UCC) issued by such other person.

(b)     It has not entered into, and until the termination of this agreement will not enter into, any agreement with the Pledgor or the Secured Party purporting to limit or condition the obligation of the Issuer to comply with Instructions as set forth in Section 2 hereof.

(c)     Except for the claims and interest of the Secured Party and of the Pledgor in the Pledged Securities, the Issuer does not know of any claim to, or interest in, the Pledged Securities. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Pledged Securities, the Issuer will promptly notify the Secured Party and the Pledgor thereof.

(d)     This Uncertificated Securities Control Agreement is the valid and legally binding obligation of the Issuer.

Section 4.     Choice of Law. This Agreement shall be governed by the laws of the State of New York. The Issuer's jurisdiction within the meaning of Section 8-110(d) of the UCC is Delaware.

Section 5.     Conflict with Other Agreements. In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

Section 6.     Voting. Until such time as the Secured Party shall otherwise instruct the Issuer in writing, the Pledgor shall have the right to vote the Pledged Securities.

Section 7.     Successors; Assignment. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors, heirs and personal representatives, as applicable, who obtain such rights solely by operation of law. The Secured Party may assign its rights hereunder only with the express written consent of the Issuer and by sending written notice of such assignment to the Pledgor.

Section 8.     Termination. The obligations of the Issuer to the Secured Party pursuant to this Agreement shall continue in effect until the security interests of the Secured Party in the Pledged Securities have been terminated pursuant to the terms of the Security Agreement and the Secured Party has notified the Issuer of such termination in writing. The Secured Party agrees to provide Notice of Termination in substantially the form of Exhibit A hereto to the Issuer upon the request of the Pledgor on or after the termination of the Secured Party's security interest in the Pledged Securities pursuant to the terms of the Security Agreement. The termination of this Control Agreement shall not terminate the Pledged Securities or alter the obligations of the Issuer to the Pledgor pursuant to any other agreement with respect to the Pledged Securities

Section 9.     Updates to Schedule 1. Pledgor shall, before or immediately upon the acquisition of any additional limited partnership interests in Issuer, deliver to Secured Party an Officer's Certificate addressed to the Secured Party, the Administrative Agent and the Lenders (i) certifying that attached thereto is a true, complete and correct copy of Schedule 1 to this Agreement that reflects all limited partnership interests in Issuer that will be owned by Pledgor immediately upon such acquisition and (ii) directing the Secured Party to substitute the then existing Schedule 1 to this Agreement with the copy thereof attached to such Officer's Certificate. Upon the delivery of such Officer's Certificate to Secured Party, the then-existing Schedule 1 to this Agreement shall be substituted with the Schedule 1 as attached to such Officer's Certificate without further action.

Section 10.     Waiver of Jury Trial. Each of the parties hereto hereby irrevocably and unconditionally waives trial by jury in any legal action or proceeding relating to this Agreement and for any counterclaim therein.

Section 11.     Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

Section 12.     Collateral Agent. Each of the parties hereto acknowledge and agree that the Collateral Agent shall be afforded all of the rights, privileges, protections, indemnities and immunities afforded to it under the Credit Agreement (as defined in the Security Agreement) and the Security Agreement, in connection with its execution of this Agreement and the performance of its obligations hereunder.

[Signature page follows]

CHENIERE COMMON UNITS HOLDING, LLC,

By: ________________________________
Name:
Title:

THE BANK OF NEW YORK MELLON, as Collateral Agent

By: ________________________________
Name:
Title:

CHENIERE ENERGY PARTNERS L.P.

By: ________________________________
Name:
Title:

Schedule 1

PLEDGED SHARES

Pledgor	Issuer	Type of Partnership Interest

Cheniere Common UNits Holding, LLC	Cheniere Energy Partners, L.P.	10,891,357 common units

Exhibit A
[Letterhead of Secured Party]

[Date]

[Name of Address of Issuer]

Attention: _______________

Re: Termination of Uncertificated Securities Control Agreement

You are hereby notified that the Uncertificated Securities Control Agreement between you, Cheniere Common Units Holding, LLC (the “Pledgor”) and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to Pledged Securities (as defined in the Control Agreement) from the Pledgor. This notice terminates any obligations you may have to the undersigned with respect to the Pledged Securities, however nothing contained in this notice shall alter any obligations which you may otherwise owe to the Pledgor pursuant to any other agreement.

You are instructed to deliver a copy of this notice by facsimile transmission to
Cheniere Common Units Holding, LLC.

Very truly yours,

[Name of Secured Party]

By:______________________
Title: